Institutional Investor Trust Sector Allocation Model Fund

Supplement
Dated September 24, 2015 to the
Prospectus and Statement of Additional Information
Dated March 2, 2015

Item 1, Change of Sub-Advisor

The Fund’s Subadviser has changed from F-Squared Institutional Advisors, LLC to Broadmeadow Capital, LLC. Information regarding the Subadvisor in the Fund’s Prospectus and Statement of Additional Information is amended to:

Broadmeadow Capital, LLC

155 N. Wacker Drive, Suite 1850

Chicago, IL 60606

Toll-free: 855-689-7760

Broadmeadow Capital LLC, a subsidiary of Cedar Capital, LLC, offers alternative and tactical investment strategies to investment offices, institutional investors, and individuals. Broadmeadow’s investment philosophy rests on developing investment theses rigorously tested, optimized and implemented using quantitative methods. The firm seeks to help manage exposures to global equity, fixed-income and commodity markets while incorporating risk management techniques based on changes in volatility and investor behavior in order to maximize risk-adjusted returns.

Broadmeadow Capital is led by David Cabot and Eric Biegeleisen. Both formerly worked together at the Boston-based Windhaven Investments, which was one of the largest managers of ETF portfolios in the U.S. with $18 billion in assets under administration at the time of their departure. As a Principal of the original firm, David previously served as a member of the firm’s Investment Committee, led its Advisory Board and served as vice chair of Windhaven’s Investment and Market Council. Eric was Director of Research at Windhaven and led the quantitative modeling, product due diligence and portfolio structuring for the firm and its strategies.

The following areas are amended.

Prospectus

•     Management

•     Management, Organization, and Capital Structure

▪  Investment Adviser

▪	Sub Adviser

Statement of Additional Information

•     Investment Advisory and Other Services

▪  Subadviser

Item 2, Trustee Information Update

Principal Occupation During Past 5 Years information for Brendan McCarthy is amended to: Director, National Accounts, TIAA-CREF; COO, Retirement Solutions, F-Squared Investments; Putnam Investments.

The following area is amended.

Statement of Additional Information

•     Management of the Trust

▪  Management Information